UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2012

FrogAds, Inc.
(Formerly Imobolis, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	333-167077	27-2028734
(State or other jurisdiction of incorporation or organization)	Commission file number:	(IRS Employer Identification No.)

4946 Haskel Ave. Encino, CA	91436
(Address of principal executive offices)	(Zip Code)

(310) 281-6094
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 11, 2012, the Company issued a press release announcing the company had hired Cohen Independent Reach Group to prepare a research report on the company.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release, issued January 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FrogAds, Inc.

Date: January 11, 2012	By:	/s/ Julian Spitari
Name: Julian Spitari
Title: President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release, issued January 11, 2012.